                                                                    EXHIBIT 99.3

        THIS FORM IS NOT A PROXY. PLEASE DO NOT SEND THIS FORM IN WITH YOUR PROXY CARD. INSTEAD, PLEASE RETURN THE COMPLETED FORM TO THE EXCHANGE AGENT IN THE ENCLOSED ENVELOPE.


                            PROFESSIONALS GROUP, INC.
                            2600 PROFESSIONALS DRIVE
                             OKEMOS, MICHIGAN 48864

                  ---------------------------------------------

                      ELECTION FORM / LETTER OF TRANSMITTAL
                  ---------------------------------------------

Dear Professionals Group Shareholder:

        We are sending you this election form/letter of transmittal in connection with the Agreement to Consolidate dated as of June 22, 2000, by and between Medical Assurance, Inc. ("Medical Assurance") and Professionals Group, Inc. ("Professionals Group").

        As more fully described in the accompanying Joint Proxy
Statement/Prospectus, if the proposed consolidation of Medical Assurance and Professionals Group receives shareholder approval and is completed, then Medical Assurance and Professionals Group will become wholly-owned subsidiaries of a newly formed holding company named ProAssurance Corporation (the "holding company"). You should carefully read the accompanying Joint Proxy
Statement/Prospectus.

        You currently hold shares of Professionals Group common stock. Upon completion of the consolidation, and subject to the adjustments and limitations described in the Joint Proxy Statement/Prospectus, each share of Professionals Group common stock you own will be converted into the right to receive YOUR CHOICE OF EITHER $26.00 in cash OR $12.00 in cash and shares of holding company common stock initially worth $14.00.

        Because we cannot predict the market price of shares of holding company common stock prior to or following the completion of consolidation, to determine the number of shares of holding company common stock that has an initial value of $14.00, we will divide $14.00 by the average sales price of Medical Assurance common stock during a 20 trading day period preceding the completion of the consolidation. On _____________, 2000 the last reported sales price of Medical Assurance common stock was $_____. At that price, $14.00 worth of holding company common stock would equal _______ shares.

        You should make your election on this election form/letter of transmittal, but even if you do so, you may not receive what you elect because the total amount of cash that can be paid to Professionals Group shareholders as a group may not exceed 90% of the total consideration payable with respect to all outstanding shares of Professionals Group common stock. If the cash consideration elected by Professionals Group shareholders is more than the amount of cash available for payment, then some "all cash" elections will be converted to "cash and stock" elections, and the shares of Professionals Group common stock subject to such converted elections will be exchanged for a combination of cash and shares of holding company common stock as if the holder had made a "cash and stock" election. The "all cash" elections subject to such conversion will be selected by the exchange agent in the order last received by the exchange agent.

        No fractional shares of holding company common stock will be issued in the consolidation. Each Professionals Group shareholder who would otherwise be entitled to receive a fractional share of holding company common stock will receive cash. The amount of cash paid to Professionals Group shareholders in lieu of fractional shares will be equal in amount to the product of the fraction of a share of holding company common stock that would be otherwise issued multiplied by the average sales price of Medical Assurance common stock during a specified 20 trading day period preceding the completion of the consolidation.

        You should note the tax consequences of the consolidation depend on what you receive in the consolidation. Accordingly, you should consult with your tax advisor before making your election. For further information, see "Material Federal Income Tax Consequences" in the Joint Proxy Statement/Prospectus.

        Each Professionals Group shareholder should complete this election form/letter of transmittal and return it along with the stock certificates, a book entry transfer of shares, or a guarantee of delivery for the shares covered by this election form/letter of transmittal to:

                                    By Mail:

                            Professionals Group, Inc.
                              c/o [Exchange Agent]
                            [Exchange Agent address]

   Facsimile Transmission (for eligible institutions only): (___) ____-______

              Confirm by Telephone: (___) ____-______ (ext. _____)

        A completed election form/letter of transmittal must be RECEIVED by the exchange agent no later than 5:00 p.m., New York City time, on the date that the consolidation takes place (the "Election Date"), which is currently expected to be January ___, 2000. However, if your Professionals Group stock certificates are not deliverable to the exchange agent prior to Election Date, a guarantee of delivery may be completed by an eligible institution and your election will be valid if the stock certificates, together with a copy of the completed election form/letter of transmittal, are received by the exchange agent by the third trading day after the Election Date. IF THE EXCHANGE AGENT DOES NOT TIMELY RECEIVE A PROPERLY COMPLETED AND SIGNED ELECTION FORM/LETTER OF TRANSMITTAL ALONG WITH THE APPLICABLE STOCK CERTIFICATES, A BOOK ENTRY TRANSFER OF SHARES, OR A GUARANTEE OF DELIVERY FOR THE SHARES OF PROFESSIONALS GROUP COMMON STOCK COVERED BY THIS ELECTION FORM/LETTER OF TRANSMITTAL BY THE ELECTION DATE, THEN THAT SHAREHOLDER WILL RECEIVE, FOR EACH SHARE OF PROFESSIONALS GROUP COMMON STOCK HELD, SUBJECT TO THE ADJUSTMENTS AND LIMITATIONS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS, $12.00 IN CASH AND SHARES OF HOLDING COMPANY STOCK INITIALLY WORTH $14.00.

        If the consolidation is not completed for any reason, this election form/letter of transmittal will be void and of no effect. Certificate(s) for shares of Professionals Group common stock previously delivered to the exchange agent will be promptly returned.

        Please read carefully the accompanying general instructions, complete the information as required and return this election form/letter of transmittal, along with all of your Professionals Group stock certificates, book entry transfer of shares, or guarantee of delivery of shares in the enclosed envelope to the exchange agent no later than 5:00 p.m., New York City time, on the Election Date at the address listed above.

        Delivery of this election form/letter of transmittal to an address other than as set forth above will not constitute a valid delivery. You must sign this election form/letter of transmittal where requested.

        COMPLETING AND RETURNING THIS ELECTION FORM/LETTER OF TRANSMITTAL DOES NOT HAVE THE EFFECT OF CASTING A VOTE WITH RESPECT TO THE CONSOLIDATION. IF YOU HAVE ANY QUESTIONS CONCERNING THE VOTING OF YOUR SHARES OF PROFESSIONALS GROUP COMMON STOCK, PLEASE CALL _________________________ TOLL-FREE AT (_____)
_____-_______.

                             INSTRUCTIONS FOR STEP 1

                                  ELECTION FORM

        SHARE IDENTIFICATION. You must identify the shares of Professionals Group common stock that you own. In the spaces provided under the column entitled "Name(s) and Address(es) of Registered Holder(s)," print the name(s) and address(es) of the registered holder(s). In the spaces provided under the column entitled "Certificate Number," insert the stock certificate number for each stock certificate you hold. If you do not hold stock certificate(s), please indicate such in the "Certificate Number" column. In the spaces provided under the column entitled "Number of Shares Represented By," insert the number of shares represented by the corresponding stock certificate(s) or held in book-entry form. At the bottom of the "Number of Shares Represented By" column, please insert the total number of shares of Professionals Group common stock you own.

        ELECTION. Choose the consideration you would like to receive for each share of Professionals Group common stock you own. You are not required to make the same election for all of your shares of Professionals Group stock. You may make a cash election with respect to some of your shares of Professionals Group common stock and you may make a "combination election" with respect to the rest of your shares of Professionals Group common stock. However, the sum of your elections must be equal to the total number of shares of Professionals Group common stock you hold in order for your election form/letter of transmittal to be properly completed.

        CASH ELECTION. You may choose to make a cash election with respect to your shares of Professionals Group common stock and receive, subject to the adjustments and limitations described in the Joint Proxy Statement/Prospectus, $26.00 in cash for each share of Professionals Group common stock for which you wish to receive only cash. To make a cash election, you should insert the total number of shares of Professionals Group common stock you would like to exchange for solely cash in the space provided under the column entitled "Number of
Shares: Cash Election."

        COMBINATION ELECTION. You may choose to make a combination election with respect to your shares of Professionals Group common stock and receive, subject to the adjustments and limitations described in the Joint Proxy Statement/Prospectus, a combination of $12.00 in cash and shares of holding company common stock initially worth $14.00 for each share of Professionals Group common stock for which you wish to receive cash and shares of holding company common stock. To make a combination election, you should insert the number of shares of Professionals Group common stock you would like to exchange for cash and shares of holding company common stock in the space provided under the column entitled "Number of Shares: Combination Election."

        Because we cannot predict the market price of shares of holding company common stock prior to or following the completion of consolidation, to determine the number of shares of holding company common stock that has an initial value of $14.00, we will divide $14.00 by the average sales price of Medical Assurance common stock during a 20 trading day period preceding the completion of the consolidation.

        NON-ELECTION. In the event you fail to either make an election or properly submit this election form/letter of transmittal to the exchange agent, then you will be deemed to have made a combination election and you will receive cash and shares of holding company common stock for your shares of Professionals Group common stock pursuant to the provisions of the consolidation agreement.

        Please review carefully "The Consolidation - Exchange Procedures" on pages ________ of the accompanying Joint Proxy Statement/Prospectus for an explanation of the conversion of the shares of Professionals Group common stock. As explained in the Joint Proxy Statement/Prospectus because the total 14f cash that can be paid to Professionals Group shareholders as a group may not exceed 90% of the total consideration payable with respect to all outstanding shares of Professionals Group common stock. If the cash consideration elected by Professionals Group shareholders is more than the amount of cash available for payment, then some cash elections will be converted to combination elections, and the shares of Professionals Group common stock subject to such converted elections will be exchanged for a combination of cash and shares of holding company common stock as if the holder had made a combination election. The cash elections subject to such conversion will be selected by the exchange agent in the order last received by the exchange agent.

        ONCE YOU HAVE COMPLETED STEP 1, GO TO STEP 2.

                                     STEP 1

                   IDENTIFY YOUR SHARES AND MAKE YOUR ELECTION

           Name(s)
             and                                 Number of
          Addresses                                Shares             Number of           Number of
             of                                 Represented           Shares:             Shares:
         Registered         Certificate             By                 Cash             Combination
          Holder(s)           Number*           Certificate          Election             Election


-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

         Total Shares:

* If you do not hold Professionals Group common stock certificates, please so indicate and a book-entry transfer will be made for you.


        YOUR ELECTION MAY BE CHANGED BY THE EXCHANGE AGENT UNDER LIMITED CIRCUMSTANCES. Because the total amount of cash that can be paid to Professionals Group shareholders as a group may not exceed 90% of the total consideration payable with respect to all outstanding shares of Professionals Group common stock, if the cash consideration elected by Professionals Group shareholders is more than the amount of cash available for payment, then some cash elections will be converted to combination elections, and the shares of Professionals Group common stock subject to such converted elections will be exchanged for a combination of cash and shares of holding company common stock as if the holder had made a combination election. The cash elections subject to such conversion will be selected by the exchange agent in the order last received by the exchange agent.

        Your election will be valid only if accompanied by your Professionals Group stock certificate(s), a book entry transfer of shares to the exchange agent (check the box below), or a guarantee of delivery (check the box below).

[ ] CHECK HERE IF YOUR SHARES OF PROFESSIONALS GROUP COMMON STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEE OF DELIVERY AND COMPLETE THE
FOLLOWING:

Name of Registered Holder(s):
                              -------------------------------------------------
Window Ticket Number (if any):
                               ------------------------------------------------

[ ] CHECK HERE IF YOUR SHARES OF PROFESSIONALS GROUP COMMON STOCK ARE BEING DELIVERED BY BOOK ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AND COMPLETE THE FOLLOWING:

Name of Electing Institution:
                              -------------------------------------------------
The Depository Trust Company Account Number:
                                             ----------------------------------

Transaction Code Number:
                         ------------------------------------------------------
         GO TO STEP 2.

                             INSTRUCTIONS FOR STEP 2

                              LETTER OF TRANSMITTAL

        Regardless of your election in Step 1, you must send all of your Professionals Group common stock certificates, book entry transfer of shares or guarantee of delivery of shares to the exchange agent with the following letter of transmittal. See General Instruction 3. If you do not hold stock certificates, please so indicate on the previous page and a book-entry transfer will be made for you.

        PLEASE READ AND SIGN THE LETTER OF TRANSMITTAL THAT BEGINS ON THE FOLLOWING PAGE.

        If you want the holding company common stock certificates being issued to you pursuant to the consolidation to be registered, and/or you want the cash being paid to you pursuant to the consolidation agreement to be payable, to someone other than the person or entity listed on your Professionals Group stock certificate, then you must complete and sign the "Special Payment Instructions - Alternative Payee" box below. See General Instruction 8. for information about your responsibility for transfer taxes if you complete the "Special Payment Instructions - Alternative Payee" box.

        If you want the holding company common stock certificates and/or the cash being issued or paid to you pursuant to the consolidation to be registered or payable to you, but sent to someone else, you must complete and sign the "Special Delivery Instructions - Alternative Address" box below.

        If you fill out either the "Special Payment Instructions - Alternative Payee" box or the "Special Delivery Instructions - Alternative Address" box, you must have your signature(s) medallion guaranteed by an eligible institution. See General Instruction 5.

        If your cash payment is at least $500,000 and you would like it to be sent to you by wire transfer rather than by check, you must complete and sign the "Wiring Instructions" box below. Please verify your wiring instructions before completing the "Wiring Instructions" box. If you provide incorrect wiring instructions, the exchange agent will have the right to send your money to you by check.

        The exchange agent will issue you a single check and/or a single book entry representing holding company common stock. If you would prefer to receive a stock certificate, please check the box in the "Receipt of Certificates" section below. If you request a stock certificate, the exchange agent will issue a single certificate representing the holding company common stock. However, if for tax purposes or otherwise you wish to have more than one certificate issued, please provide explicit instructions to the exchange agent (including the particular denominations of the certificates).

        IF YOU HAVE LOST ANY OR ALL OF THE STOCK CERTIFICATES REPRESENTING YOUR SHARES OF PROFESSIONALS GROUP COMMON STOCK, IN ADDITION TO SIGNING THE LETTER OF TRANSMITTAL AND

SENDING IT TO THE EXCHANGE AGENT TOGETHER WITH ANY STOCK CERTIFICATES YOU DO HAVE AS DESCRIBED ABOVE, YOU MUST COMPLETE STEP 3 WITH RESPECT TO ANY CERTIFICATES YOU HAVE LOST.

        IF YOU HAVE ALL OF THE STOCK CERTIFICATES REPRESENTING YOUR SHARES OF PROFESSIONALS GROUP COMMON STOCK AND DO NOT HAVE SPECIAL PAYMENT OR DELIVERY INSTRUCTIONS, SIGN THE LETTER OF TRANSMITTAL AND GO TO STEP 4. SEE GENERAL INSTRUCTION 4 REGARDING THE PROPER FORM OF SIGNATURES.

                                     STEP 2

                              LETTER OF TRANSMITTAL

[NAME OF EXCHANGE AGENT], Exchange Agent:

        In connection with the consolidation, the undersigned hereby submits the stock certificate(s) representing the undersigned's shares of Professionals Group, Inc. common stock to, or hereby transfers ownership of such stock certificate(s) by book-entry transfer to the account of, [INSERT NAME OF EXCHANGE AGENT], the exchange agent designated by Professionals Group, Medical Assurance and the holding company, or its replacement or successor, and instructs the exchange agent to deliver to the undersigned, in exchange for the undersigned's shares of Professionals Group common stock, cash and/or shares of holding company common stock pursuant to the undersigned's election as set forth on the election form enclosed with this letter of transmittal. The undersigned understands that the undersigned's election may be adjusted by the exchange agent pursuant to the terms of the consolidation agreement.

        The undersigned represents, warrants and covenants that the undersigned:
(1) has full power and authority to surrender, sell, assign and transfer the stock certificate(s) and shares of Professionals Group common stock surrendered herewith, or transferred in book-entry form, or covered by a guarantee of delivery, free and clear of all restrictions, liens, claims, and encumbrances;
(2) is as of the date hereof, and will be as of the completion of the consolidation, the record owner of the stock certificate(s) and shares that are the subject of this election form/letter of transmittal; (3) has full power and authority to make the election indicated in this election form/letter of transmittal; (4) understands that the election indicated in this election form/letter of transmittal is subject to certain terms, conditions and limitations that are set forth in the consolidation agreement; (5) will, upon request, execute and deliver any additional documents reasonably deemed by the exchange agent or holding company to be appropriate or necessary to complete the sale, assignment, or transfer of such stock certificate(s) and shares; and (6) hereby irrevocably appoints the exchange agent as agent of the undersigned to effect the conversion of such stock certificate(s) and shares pursuant to the terms of the consolidation agreement. All authority conferred or agreed to be conferred in this election form/letter of transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

        The undersigned understands and agrees that the method of delivery of the stock certificate(s) and shares that are the subject of this election form/letter of transmittal and all other required documents is at the option and risk of the undersigned and that the risk of loss of such certificate(s) and shares shall pass only after the exchange agent has actually received such certificate(s) and shares. The general instructions that are a part of this election form/letter of transmittal are incorporated herein by this reference.

        Unless otherwise indicated under "Special Payment Instructions - Alternative Payee" box below, please issue any certificate for shares of holding company common stock and/or any check payable (or wire transfer of funds payable) in exchange for the undersigned's shares of Professionals Group common stock in the name of the registered holder(s) of such shares of Professionals Group common stock. Similarly, unless otherwise indicated in the "Special Delivery Instructions - Alternative Address" and/or "Wiring Instructions" boxes, please mail any certificate for shares of holding company common stock and/or any check payable in exchange for the undersigned's shares of Professionals Group common stock to the registered holder(s) of such shares of Professionals Group common stock at the address or addresses shown below.

REGISTERED PROFESSIONALS GROUP SHAREHOLDER(S) SIGN HERE

---------------------------------------   --------------------------------------
Signature of owner(s)                     Signature of owner(s)


Print Name:                               Print Name:
            ---------------------------              ---------------------------

---------------------------------------   --------------------------------------
Social Security or other Tax ID Number    Social Security or other Tax ID Number

Address:                                  Address:
        -------------------------------   --------------------------------------

---------------------------------------   --------------------------------------

---------------------------------------   --------------------------------------


Date:                                     Date:
      ---------------------------------        ---------------------------------

                SPECIAL PAYMENT INSTRUCTIONS - ALTERNATIVE PAYEE

To be completed ONLY if you want the holding company common stock certificates being issued to you pursuant to the consolidation to be registered, and/or you want the cash being paid to you pursuant to the consolidation to be payable, to someone other than the person or entity listed on your Professionals Group common stock certificates.

Register my shares of holding company common stock and/or make payment to the following:

 Name:
       ------------------------------------------------------------------------
                            (Please type or print)
 Address:
          ---------------------------------------------------------------------

-----------------------------------------------------------------------------
                              (Include zip code)

-----------------------------------------------------------------------------
               (Taxpayer identification or social security number)


               SPECIAL DELIVERY INSTRUCTIONS - ALTERNATIVE ADDRESS

To be completed ONLY if you want the holding company common stock certificates and/or the cash being issued or paid to you pursuant to the consolidation to be registered or payable to you but sent to someone else.

Mail or deliver my shares of holding company common stock and/or send payment to the following:

 Name:
       ------------------------------------------------------------------------
                            (Please type or print)
 Address:
          ---------------------------------------------------------------------

-----------------------------------------------------------------------------
                              (Include zip code)

-----------------------------------------------------------------------------
               (Taxpayer identification or social security number)

                               WIRING INSTRUCTIONS

Provided I am to receive at least $500,000 in cash, I would like to receive all of the cash to be paid to me in connection with the merger to be sent by wire transfer, pursuant to the following wiring instructions in lieu of delivery of a check:

 Name of Financial Institution:
                                -----------------------------------------------

 Financial Institution's ABA No.:
                                  ---------------------------------------------

 Name of Account:
                 --------------------------------------------------------------

 Account No.:
              -----------------------------------------------------------------

Taxpayer identification or social security number:
                                                   ----------------------------

                               SIGNATURE GUARANTEE

If you have filled out either the "Special Payment Instructions - Alternative Payee" box, the "Special Delivery Instructions Alternative Address" box or the "Guarantee of Delivery" box, you must have your signature(s) medallion guaranteed by an eligible institution, i.e., a member firm of a registered national securities exchange, a member of the NASD, Inc., or a commercial bank or trust company in the United States.

In the event that the check and/or certificate representing shares of holding company common stock is (are) to be issued in exactly the name of the record holder(s) of the Professionals Group common stock, no guarantee of the signature on this election form/letter of transmittal is required.

Name of Guarantor:
                   ------------------------------------------------------------

Signature(s) Guaranteed:
                         ------------------------------------------------------

-----------------------------------------------------------------------------

Date:
      -------------------

Apply Signature Medallion:

                              GUARANTEE OF DELIVERY

The undersigned, a member firm of a registered national securities exchange, a member of the NASD, Inc., or a commercial bank or trust company in the United States, hereby guarantees to deliver to the exchange agent either all of the certificate(s) for Professionals Group common stock to which this election form/letter of transmittal relates, or such certificates as are identified below, duly endorsed in blank or otherwise in form acceptable for transfer, no later than 12:00 noon, New York City time, on the third trading day after the Election Date. If you complete this guarantee of delivery, you will need a signature guarantee by an eligible institution.

The undersigned acknowledges that it must deliver the shares of Professionals Group common stock covered by this election form/letter of transmittal to the exchange agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.



 ---------------------------------------    ------------------------------------
 Dated                                      Print Firm Name

 ---------------------------------------    ------------------------------------
 Certificate Number(s)                      Authorized Signature

 ---------------------------------------    ------------------------------------
 Number of shares of Professionals Group    Address
 common stock
                                            ------------------------------------
                                            Telephone number

                             RECEIPT OF CERTIFICATES

UNLESS YOU CHECK THE BOX BELOW, ANY SHARES OF HOLDING COMPANY COMMON STOCK TO WHICH YOU MAY BE ENTITLED WILL BE ISSUED AS BOOK-ENTRY SHARES OF HOLDING COMPANY COMMON STOCK.

[ ] Check here if you would like certificate(s) for any shares of holding company common stock to which you may be entitled.

GO TO STEP 3 IF YOU HAVE LOST YOUR PROFESSIONALS GROUP STOCK CERTIFICATES. OTHERWISE, GO TO STEP 4.

                             INSTRUCTIONS FOR STEP 3

                       CERTIFY IF CERTIFICATE(S) ARE LOST

         If you are unable to locate some or all of the stock certificates representing your shares of Professionals Group common stock, you must complete the certification on the following page. Your signature must be notarized.

         Please see General Instruction 4 regarding proper signatures.

         AFTER YOU HAVE COMPLETED STEP 3, GO TO STEP 4.

                   STEP 3--CERTIFY IF CERTIFICATE(S) ARE LOST

         The certificate(s) representing the following shares of Professionals Group common stock has/have been lost, stolen, seized, or destroyed, at a time unknown to me:

-------------------------------------       ------------------------------------

-------------------------------------       ------------------------------------

-------------------------------------       ------------------------------------
Certificate Number                          Shares

         I hereby certify the following:

         (1) I have made or caused to be made a diligent search for such stock certificate(s) and have been unable to find or recover it/them. I have not sold, assigned, pledged, transferred, deposited under any agreement, or hypothecated the shares of Professionals Group, Inc. common stock represented by such stock certificate(s), or any interest therein, or assigned any power of attorney or other authorization respecting the same which is now outstanding and in force, or otherwise disposed of such stock certificate(s); and no person, firm, corporation, agency, or government, other than me, has or has asserted any right, title, claim, equity, or interest in, to, or respecting such shares of Professionals Group common stock.

         (2) Please issue a replacement stock certificate(s). In consideration of the issuance of a replacement certificate(s), I hereby agree to reimburse and indemnify and hold harmless holding company and any person, firm, or corporation now or hereafter acting as transfer agent, exchange agent, registrar, trustee, depository, redemption, fiscal, or paying agent, or in any other capacity, and also any successors in any such capacities, and their respective subsidiaries, affiliates, heirs, successors, and assigns, from and against any and all liability, loss, damage, and expense in connection with, or arising out of, their compliance with my request herein.

         (3) I also agree, in consideration of compliance with the foregoing request, to surrender immediately to holding company the lost stock certificate(s) should it/they hereafter come into my possession or control.

-------------------------------------       ------------------------------------
Signature                                   Date


-------------------------------------       ------------------------------------
Signature                                   Date


-------------------------------------       ------------------------------------
Signature                                   Date

STATE OF
         -------------------   :ss.
COUNTY OF
          -----------------

         I, _______________________________________, a Notary Public, do hereby certify that on the _________ day of ________________, _____, personally appeared before me
_____________________________________________________________________________,
known to me to be the persons whose name(s) is/are subscribed to the foregoing instrument, who, being by me first duly sworn, declared that the statements contained therein are true and that he/she/they signed said instrument for the purposes, in the capacity, and for consideration therein expressed.

------------------------------------------------------------------------------

(Notary: Please modify if necessary to conform to your state law or attach an alternative form.)


GO TO STEP 4.

                             INSTRUCTIONS FOR STEP 4

                          COMPLETE SUBSTITUTE FORM W-9

         You must complete the following Substitute Form W-9 to avoid having 31% of your payment withheld for federal income tax purposes as set forth in General Instruction 7 to this election form/letter of transmittal.

         Please do the following:

         (1) write your name and social security number (or employer identification number for entities) in Part I of the Substitute Form W-9; and

         (2)      sign the "Certification" box in Part II of the Substitute Form
W-9.

         Please see General Instruction 7 for information on this Form W-9 and General Instruction 4 regarding proper signatures.

                      STEP 4--COMPLETE SUBSTITUTE FORM W-9

SUBSTITUTE            PART I--PLEASE ENTER YOUR NAME AND SOCIAL SECURITY
FORM W-9              NUMBER OR EMPLOYER IDENTIFICATION NUMBER

                      ____________________________  OR ________________________
                      SOCIAL SECURITY NUMBER           EMPLOYER IDENTIFICATION
                                                       NUMBER
                               (If awaiting TIN write "Applied For.")

                     PART II--For Payees exempt from backup withholding, see the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9
                     (copies of which may be obtained from the exchange agent) and complete as instructed therein.

                     CERTIFICATION - Under penalties of perjury, I certify that:

REQUEST FOR             (1)     The number shown on this form is my correct
TAXPAYER                        Taxpayer Identification Number (or a Taxpayer
IDENTIFICATION                  Identification Number has not been issued to me
NUMBER AND                      and either (a) I have mailed or delivered an
CERTIFICATION                   application to receive a Taxpayer Identification
                                Number to the appropriate Internal Revenue
                                Service ("IRS") or Social Security
                                Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer
                                Identification Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.); and

                        (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding,
                                (b) I have not been notified by the IRS that I am subject to (2) backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.


(PLEASE REFER           Certification Instructions--You must cross out item (2)
TO THE                  in Part 2 above if you have been notified by the IRS
GUIDELINES FOR          that you are subject to backup withholding because of
CERTIFICATION           underreporting interest or dividends on your tax return.
OF TAXPAYER             However, if after being notified by the IRS that you
IDENTIFICATION          were subject to backup withholding you received another
NUMBER                  notification from the IRS stating that you are no longer
ON                      subject to backup withholding, do not cross out item
SUBSTITUTE              (2).
FORM W-9)

                        SIGNATURE:                               DATE:
                                   -----------------------------       ---------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU.

                              GENERAL INSTRUCTIONS


1.      REVOCATION OF ELECTION.

        An election may be revoked by the person who submitted the election form/letter of transmittal to the exchange agent by written notice to the exchange agent, or by withdrawal of the shares of Professionals Group common stock deposited by such person with the exchange agent, prior to the Election Date. A holder may submit a new election form at the time it revokes an earlier election or at any time after revoking an earlier election but before the Election Date. If a new election is not made, the holder will be deemed not to have made an election, and the exchange agent will retain the stock certificate(s) tendered with the revoked election until the time the shares are exchanged upon completion of the consolidation. If the consolidation agreement is terminated, all election forms/letters of transmittal will automatically be revoked and the stock certificates tendered will be promptly returned.

2.      ELECTION PROCEDURES.

        A description of the election procedures is contained in the Joint Proxy Statement/Prospectus under "The Consolidation Exchange Procedures" and is fully set forth in the consolidation agreement. All elections are subject to compliance with such procedures. In connection with making any election, you should read carefully, among other matters, the information contained in the Joint Proxy Statement/Prospectus under "The Consolidation - Consideration to be Received in the Consolidation." See also "Material Federal Income Tax Consequences" in the Joint Proxy Statement/Prospectus for a discussion of the anticipated material federal income tax consequences of the consolidation.

3.      EXECUTION AND DELIVERY.

        This election form/letter of transmittal must be properly filled in, dated, and signed in all applicable places, and must be delivered (together with all of the other required materials) to the exchange agent at the address as set forth on page ___. The method of delivery of all documents is at your option and risk, but if you choose to return your materials by mail, we suggest you send them by registered mail, return receipt requested, properly insured, using the enclosed envelope.

4.      SIGNATURES.

        The signature(s) on this election form/letter of transmittal should correspond exactly with the name(s) as written on the face of the stock certificate(s) submitted unless the shares of Professionals Group common stock described on this election form/letter of transmittal have been assigned by the registered holder(s), in which event this election form/letter of transmittal should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificates.

        If the stock certificate(s) surrendered are held of record by two or more joint owners, then all such owners must sign this election form/letter of transmittal.

        If any surrendered shares are registered in different names on several stock certificates, then it is necessary to complete, sign and submit as many separate election forms/letters of transmittal as there are different registrations of stock certificates.

        If this election form/letter of transmittal is signed by a person or persons other than the registered holder(s) of the stock certificates, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appears on the certificates.

        If this election form/letter of transmittal or any stock certificate(s) or stock power(s) is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact, or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity.

5.      GUARANTEE OF SIGNATURE.

        No signature guarantee is required on this election form/letter of transmittal if it is signed by the registered holder(s) of the shares of Professionals Group common stock surrendered under this election form/letter of transmittal, and the shares of holding company common stock and/or the check are to be issued and/or payable to the record holder(s) without any change or correction in the name of the record holder(s). In all other cases, all signatures on this election form/letter of transmittal must be guaranteed. All signatures required to be guaranteed must be guaranteed by a member firm of a registered national securities exchange or of the NASD, Inc., or a commercial bank or trust company in the United States. Public notaries cannot execute acceptable guarantees of signatures.

6.      MISCELLANEOUS.

        A single check, or wire transfer, and/or stock certificates or a single book entry representing shares of holding company common stock to be received will be issued to you unless you have instructed us otherwise in this election form/letter of transmittal.

        All questions with respect to this election form/letter of transmittal (including, without limitation, questions relating to the timeliness or effectiveness of revocation or any election and computations as to any adjustments) will be determined by the exchange agent, which determination shall be conclusive and binding.

        Professionals Group, Medical Assurance and the exchange agent have the discretion to determine whether an election form/letter of transmittal has been properly completed, signed and submitted or revoked and reserve the right to waive any defects or irregularities in a completed election form/letter of transmittal (but shall be under no obligation to do so). The decision of Professionals Group, Medical Assurance or the exchange agent in such matters shall be conclusive and binding. Professionals Group, Medical Assurance and the exchange agent are not under any duty to give notification of defects in any election form/letter of transmittal nor will either incur any liability for failure to give such notification.

7.      BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9.

        Under the "backup withholding" provisions of U.S. federal income tax law, any payments made to you pursuant to the consolidation may be subject to backup withholding of 31%. To prevent backup withholding, Professionals Group shareholders must complete and sign the Substitute Form W-9 included in Step 4 of this election form/letter of transmittal and either: (a) provide your correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or that you are awaiting a TIN), and that (i) you have not been notified by the IRS that you have been subjected to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified you that you are no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If you do not provide the exchange agent with your taxpayer identification number on this election form/letter of transmittal, then the exchange agent will retain 31% of cash payments made to you during the 60-day period following the date of the Substitute Form W-9. If you furnish the exchange agent with your TIN within 60 days of the date of the Substitute Form W-9, the exchange agent will remit such amounts retained during the 60-day period to you. If, however, you have not provided the exchange agent with your TIN within such 60-day period, the exchange agent will remit such previously retained amounts to the IRS as backup withholding. In general, if you are an individual, the TIN is your social security number. If the certificates for Professionals Group common stock are registered in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (copies of which may be obtained from the exchange agent) for additional guidance on which number to report. If the exchange agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the exchange agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the exchange agent.

        For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if stock is held in more than one name), consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (copies of which may be obtained from the exchange agent).

        Failure to complete the Substitute Form W-9 will not, by itself, cause your shares of Professionals Group common stock to be deemed invalidly tendered, but may require the exchange agent to withhold 31% of the amount of any payments made pursuant to the consolidation. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

8.      TRANSFER TAXES.

        If you completed the "Special Payment Instructions - Alternative Payee" box above in Step 2, you must pay the exchange agent any and all required transfer or other taxes or must establish that such tax has been paid or is not applicable.

        INFORMATION AND ADDITIONAL COPIES OF THIS ELECTION FORM/LETTER OF TRANSMITTAL MAY BE OBTAINED FROM ____________________ BY TELEPHONING TOLL-FREE AT (____) ____-_____.